Exhibit 99.2

3Q17 Financial Results Conference Call & Webcast November 8, 2017

Safe Harbor This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 relating to preclinical and clinical development of our product candidates, the timing and reporting of results from preclinical studies and clinical trials, the prospects and timing of the potential regulatory approval of our product candidates, commercialization plans, financing plans, and the projected cash position for the Company. The inclusion of forward-looking statements should not be regarded as a representation by us that any of our plans will be achieved. Any or all of the forward-looking statements in this presentation may turn out to be wrong and can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. For example, with respect to statements regarding the goals, progress, timing, and outcomes of discussions with regulatory authorities, and in particular the potential goals, progress, timing, and results of preclinical studies and clinical trials, actual results may differ materially from those set forth in this release due to the risks and uncertainties inherent in our business, including, without limitation: the potential that results of clinical or preclinical studies indicate that the product candidates are unsafe or ineffective; the potential that it may be difficult to enroll patients in our clinical trials; the potential that regulatory authorities, including the FDA, EMA, and PMDA, may not grant or may delay approval for our product candidates; the potential that we may not be successful in commercializing Galafold in Europe or our other product candidates if and when approved; the potential that preclinical and clinical studies could be delayed because we identify serious side effects or other safety issues; and the potential that we will need additional funding to complete all of our studies. Further, the results of earlier preclinical studies and/or clinical trials may not be predictive of future results for any of our product candidates. With respect to statements regarding projections of the Company's cash position, actual results may differ based on market factors and the Company's ability to execute its operational and budget plans. In addition, all forward-looking statements are subject to other risks detailed in our previous filings with the SEC and in our Annual Report on Form 10-K for the year ended December 31, 2016 and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2017, filed later today. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, and we undertake no obligation to revise or update this presentation to reflect events or circumstances after the date hereof. Introduction

2017 Key Strategic Priorities Introduction We Remain Sharply Focused on FOUR Key Strategic Priorities as We Continue to Build a Top Global Biotechnology Company Focused on Rare Devastating Diseases Advance International Galafold Launch Submit Japanese and U.S. New Drug Applications for Migalastat Establish Definitive Proof of Concept for ATB200/AT2221 with Clear Path to Registration for Pompe Disease Maintain Financial Strength

Galafold™ (Migalastat) Precision Medicine for Fabry Disease Continue Successful Launch Execution and Geographic Expansion

Galafold: Precision Medicine for Fabry Disease 5

Successful International Launch Underway (as of 10/31/17)

Driven by Top EU5 Countries, Galafold is Quickly Reaching ERT-Switch & Naïve Patients, Reimbursement Now Available in 13 Countries*

- **>260** Patients (Switch & Naïve) on reimbursed Galafold (10/31/17)
- **13** Countries with available reimbursement*
- **12** Countries with pricing discussions ongoing
- **27** Countries with Amicus footprint


300

Target Number of Patients on Reimbursed Galafold by YE17

*Commercial and Expanded Access Programs (EAPs)

Amicus Therapeutics

Global Regulatory Strategy to Reach More Patients (as of 10/31/17) Galafold: Precision Medicine for Fabry Disease EU Approval and Launch (May 30, 2016) 2 Expanded Access Programs (EAP) Ongoing with More Initiated EU Approval and Planned U.S. NDA Submission Provide Pathway to Reach Global Fabry Market 7 Additional Regulatory Submissions Complete, Process Initiated in Other Key Geographies U.S. NDA Submission On Track for 4Q17 Japanese J-NDA Decision 1H18 4 Additional Approvals (Switzerland, Israel, Australia, Canada)

ATB200 Novel ERT for Pompe Disease Establishing Human Proof of Concept and Validating Biologics Platform in 2017

Pompe Phase 1/2 Study ATB200-02 Data at WMS 8

Phase 1/2 ATB200-02 Study Design

Phase 1/2 Clinical Study to Evaluate Safety, Tolerability, Pharmacokinetics (PK), and Pharmacodynamics (PD) of ATB200 + Chaperone (ATB200/AT2221) at 16 Sites in 5 Countries

18-Week Primary Treatment Period with Long-Term Extension (n=20)

Cohort 1 (Ambulatory ERT-Switch, n=11)

ATB200 5mg/kg (wk 2) 10mg/kg (wk 4) 20mg/kg (wk 6) → **ATB200 20mg/kg + AT2221 (Low Dose)** wks 8,10,12 → **ATB200 20mg/kg + AT2221 (High Dose)** wk 14+

Cohort 2 (Non-Ambulatory ERT-Switch, n=4) & Cohort 3 (ERT-Naïve, n=5)

ATB200 20mg/kg + AT2221 (High Dose) wk 2+

Assessments:

- Safety/Tolerability
- Plasma PK
- Infusion-Associated Reactions
- Antibody & Cytokine Levels
- Pharmacodynamics
- Efficacy (Long-Term Extension)

Amicus Therapeutics

Summary of Available Data (as of 10/4/17) Pompe Phase 1/2 Study ATB200-02 Data at WMS *One patient discontinued after completing Stage 1 (week 18) due to travel burden/family considerations and one patient’s month 6 assessments pending due to an incomplete visit Cohort 1 (ERT-Switch, n=11) Cohort 2 (Non-ambulatory ERT-Switch, n=4) Cohort 3 (ERT-Naive, n=5) Safety and tolerability n=11 n=4 n=5 Biomarkers n=11 n=4 n=5 Functional assessments at month Month 6 (n=9)* Month 9 (n=8) Month 6 (n=4) Month 6 (n=5) Month 9 (n=2) Functional assessments 6MWT Other motor function tests Pulmonary function (FVC, MIP/MEP) Muscle Strength Tests 6MWT Other motor function tests Pulmonary function (FVC, MIP/MEP)

Study ATB200-02 Data Summary (as of 10/4/17) Pompe Phase 1/2 Study ATB200-02 Data at WMS MIP Increased and MEP was Stable in ERT-Naïve Patients, MIP was Stable and MEP Increased in ERT-Switch Patients Consistent and Durable Improvement in Muscle Function and Key Biomarkers as well as Stabilization or Improvement in Respiratory Function AEs generally mild and transient Very low rate of IARs (<1%) after 400+ total infusions Six-minute walk test (6MWT) distance increased out to Month 9 ERT-naïve patients: mean increases of +42m (Month 6) and +75m (Month 9) ERT-switch patients: mean increases of +35m (Month 6) and +37m (Month 9) Muscle strength tests increased in non-ambulatory ERT-switch patients at Month 6 Muscle function improved in 16/18 and 10/10 patients at months 6 and 9 respectively; other motor function tests consistent with 6MWT for ERT-naïve and ERT-switch patients Pulmonary function (FVC) generally stable in ERT-switch patients and increased in ERT-naïve patients Consistent and durable improvement in biomarkers of muscle damage (CK, ALT, AST) and disease substrate (Hex4) across all cohorts

Key Pompe Program Updates (as of November 2017) Initiated retrospective natural history study (POM-002 Study) Commenced prospective observational study (POM-003 Study) Continuing collaborative discussions with U.S. and EU regulators Additional Phase 1/2 clinical data at WORLDSymposium™ in February 2018 Building a Robust Data Set in Pompe Patients Novel ERT for Pompe Disease – ATB200 + Chaperone

Biologics Manufacturing Capabilities Novel ERT for Pompe Disease – ATB200 + Chaperone Scaling Up Manufacturing to Meet the Needs of the Pompe Community Research Scale / MCB 1000L (Registration & Commercial) 5L (Bench Scale) 250L (Clinical) Continued Success Ongoing clinical supply All engineering runs complete GMP production commenced Planned capacity flexibility Analytical and in vivo comparability studies completed between 250L and 1000L

Financial Summary

3Q17 Select Financial Results Financial Summary ($000s) except per share data September 30, 2017 September 30, 2016 Product revenue $10,874 $2,127 R&D Expense 40,641 32,457 SG&A Expense 21,647 17,469 Changes in fair value of contingent consideration (244,250) (4,110) Loss on impairment of assets 465,427 - Loss from operations (275,232) (44,940) Income tax benefit 164,683 253 Net Loss (111,666) (46,654) Net Loss Per Share $(0.69) $(0.33) 3Q17 Revenue of $10.9M from Sales of Galafold (419% Increase Year-Over-Year)

Financial Summary & Guidance Financial Summary Financial Position September 30, 2017 Cash $426.6M Debt $250M FY17 Net Operating Cash Spend Guidance $175-$200M FY17 Net Cash Spend Guidance* $200-$225M Cash Runway 2H19 Capitalization September 30, 2017 Shares Outstanding 165,491,141 Cash Position Provides Runway Under Current Operating Plan into mid-2017 Strong Balance Sheet with $426.6 Cash at 9/30/17 and Cash Runway Into 2H19 *Includes third party milestone payments and capital expenditures.

Closing Remarks

Pompe Phase 1/2 data cascade Pompe end of Phase 2 meeting Runway into 2H18 Meaningful revenue contribution from Galafold Galafold international launch continues Japan NDA submission Fabry GI study initiation 2017/1H18 Key Anticipated Milestones Conclusion Ongoing discussions with U.S. and EU regulators Additional clinical data at WORLDSymposium (February 2018) Regulatory update in 1H18 Significant revenue contribution Cash runway into 2H19 U.S. NDA submission in 4Q17 300 patients on reimbursed Galafold by YE17* Decision on Japanese regulatory submission (J-NDA) in 1H18 Pompe Disease (ATB200/AT2221) Strong Balance Sheet Fabry Disease (Galafold) *Commercial and Expanded Access Programs (EAPs)

Thank You